                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

             VAN ECK VIP TRUST - VAN ECK VIP GLOBAL HARD ASSETS FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 Madison Avenue, New York, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2012

Item 1. Report to Shareholders

SEMI-ANNUAL REPORT

JUNE 30, 2012

(unaudited)

        Van Eck VIP Trust

                 Van Eck VIP Global Hard Assets Fund

Van Eck VIP Global Hard Assets Fund

Management Discussion	1

Top Ten Equity Holdings	8

Explanation of Expenses	9

Schedule of Investments	10

Statement of Assets and Liabilities	12

Statement of Operations	13

Statement of Changes in Net Assets	14

Financial Highlights	15

Notes to Financial Statements	16

Approval of Advisory Agreement	20

The information contained in these shareholder letters represent the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings and the Fund’s performance, and the views of the investment team members are as of June 30, 2012 and are subject to change.

VAN ECK VIP GLOBAL HARD ASSETS FUND

Dear Shareholder:

The Initial Class shares of the Van Eck VIP Global Hard Assets Fund (the “Fund”) declined 7.86% for the six months ended June 30, 2012. To compare, the Fund’s commodity equity-based benchmark, the S&P® North American Natural Resources Sector Index1 (SPGINRTR), returned -5.89% for the same period. The UBS Bloomberg Constant Maturity Commodity Index (CMCI)2, an index that measures the performance of commodities futures, returned -2.60% for the semi-annual period. The Fund’s relative performance was driven primarily by an underweight in integrated oil companies and an overweight in steel companies. Integrateds often outperform in “risk-off” markets, but we have been historically underexposed to these names in the Fund. We seek a more “pure” expression of our investment views, which are often found outside this large, integrated sub-sector. Steel prices also came under pressure during the period as inventories rose and Chinese demand slowed.

The Fund’s best performing segment was within the mid-continental oil and gas refiners and offshore drillers. Some of the oil services companies that we favor are levered to international exploration, which has opened up meaningfully with several operations off the East and West coasts of Africa. Also contributing positive to performance was the Fund’s overweight in the agricultural sub-sector.

Gold mining companies, where the Fund was overweight relative to the benchmark index, lagged both the benchmark index and gold bullion during the semi-annual period primarily due to rising production and capital costs in the mining industry. Thus, such positioning detracted.

As the European sovereign debt crisis persists, it has weakened global economic growth and led to challenges for economically sensitive markets such as industrial metals. The Fund had an overweight position in the base metals sub-sector relative to the benchmark index, which detracted from its performance during the semi-annual period. However, it should be noted that our stock selection within the industrial metals sub-sector contributed positively to performance.

While the Fund lagged its benchmark for the semi-annual period, we continue to believe that our long-term track record of returns reflects skilled stock selection and disciplined risk management. This is evidenced by our strong relative peer group rankings over longer-term time periods. Our thirteen-person investment team—among the industry’s largest—includes three trained geologists with eight senior analysts with deep sector experience.

Looking forward to the second half of 2012, we believe that good value exists in the space. Moreover, the recent European economic summit outlined a framework for policy makers, though more needs to be accomplished to resolve the ongoing sovereign issues. Finally, softening global inflation pressures have given central bankers the ability to implement more accommodative policies. Therefore, we find ourselves in the “moderate growth” not the “no growth” camp.

Market and Environment Review

The semi-annual period for commodity equities and their corresponding equity sectors experienced two distinct segments of performance, as solid gains during the first quarter of 2012 gave way to a generally negative environment during the second quarter.

As the new year began, commodity prices were supported by increasing political tension, especially with Iran, as well as improving optimism about the global economy, a weakening U.S. dollar, reduced fears about global contagion from Europe’s sovereign debt crisis and a strong rally in the broad equity market. However, commodities ended the first quarter of 2012 on a weak note with price declines virtually across the board in March attributable primarily to less robust economic data from China and higher than anticipated supplies in some commodities. Such weakness continued into the second quarter, especially for economically sensitive markets including crude oil and industrial metals. The broadly difficult environment for commodities, particularly in April and May, was driven primarily by slowing global economic growth, which was due to ongoing European sovereign debt problems, negative capital flows in emerging markets and China’s monetary tightening. In June 2012, virtually all commodities advanced, although fears of declining global economic growth, particularly in Europe, China and India, and growing supplies, particularly of crude oil, continued to pressure the energy sub-sector. That said, performance among and within the major commodities sub-sectors was widely dispersed for the semi-annual period overall.

For the six months ended June 30, 2012, the agricultural sub-sector was strongest. Interestingly, the agricultural sub-sector was second weakest during the first quarter of 2012, but then rallied to be the best performing segment from March through June. Initially, the agricultural sub-sector was boosted by a U.S. Department of Agriculture (USDA) report released on the last day of March that signaled tighter crop supplies. According to the report, U.S. corn inventories on March 1 fell more than analysts forecast to the lowest for that time of year since 2004. Wheat reserves dropped to a three-year low, and planting intentions trailed estimates. The USDA also reported farmers will sow 73,902 million acres with soybeans in 2012, down 1.4% from 2011. Good early spring planting conditions favored planting corn at the expense of soybeans. As

VAN ECK VIP GLOBAL HARD ASSETS FUND

concerns that tighter supplies would mean higher food inflation, grain prices moved higher. Drought conditions in the U.S. grain belt during the second quarter of 2012 further reduced yield estimates for corn, soybeans and wheat, thereby eliminating prior concerns regarding oversupply. For the semi-annual period overall, soybean, wheat and corn prices surged 26.22%, 13.21% and 4.02%, respectively. Among the soft agricultural commodities, cocoa prices advanced, but cotton, sugar and coffee prices dropped rather steeply due primarily to upticks in supply. Agricultural equities overall gained 5.10%, as measured by the DAXglobal® Agribusiness Index (DXAG)3.

The precious metals sub-sector performed well during the semi-annual period overall, though volatility still dominated. Optimism surrounding better global economic data and extremely low interest rates supported strength in the sub-sector through most of February. On the last day of February, however, investor reaction to comments by U.S. Federal Reserve Board Chair Ben Bernanke sparked a decline in precious metals prices. Investors appeared to have been anticipating additional monetary stimulus, but Chairman Bernanke indicated that such stimulus may not be forthcoming unless economic conditions worsen. In March, increasing interest rates and an improved U.S. dollar weighed on precious metals prices as did profit-taking after a strong start to the New Year. Precious metals prices continued to decline in April and May. The precious metals sub-sector then advanced in June as gold prices were boosted by U.S. dollar weakness, central bank buying and still historically low yields on U.S. Treasuries. For the semi-annual period as a whole, gold bullion prices gained $33.70 per ounce, or 2.16%, to close on June 30, 2012 at $1,597.40 per ounce. Platinum prices advanced 3.28% for the six-month period. Conversely, silver prices fell 1.30% to end June 2012 at $27.48 per troy ounce. Palladium prices declined 10.91% for the semi-annual period. On the equity side, gold mining shares, as measured by the NYSE Arca Gold Miners Index4 (GDM) were down 12.73%. Virtually throughout, gold mining companies benefited financially from higher gold bullion prices, but gold mining companies were pressured by rising production and capital costs in the mining industry.

The base metals sub-sector was the best performing segment during the first two months of 2012, as easing of Chinese monetary conditions helped to boost prices within the sub-sector. However, despite reports of declining inventories at London Metal Exchange (LME) warehouses around much of the world, weighing on the base metals sub-sector from March through May were ample supplies in China and concern about China’s growth. Indeed, global economic optimism and the associated demand for industrial metals seen broadly early in the new year reversed during these spring months. The base metals sub-sector then ended June with a sharp rally, as declining LME inventories and optimism for a soft landing in China helped to boost copper prices. Clearly, Chinese growth and demand conditions remained the key factor in global base metals prices throughout. For the semi-annual period overall, the S&P® GSCI Industrial Metals Index5 (SPGSINTR) was down 3.51%. Copper and zinc prices gained 1.12% and 1.73%, respectively. Nickel, lead, aluminum and tin prices declined 10.58%, 8.55%, 5.40% and 1.93%, respectively during the semi-annual period.

The energy sub-sector was the weakest during the semi-annual period. During the first quarter of 2012, petroleum prices were boosted by increasing political tension with Iran and greater global demand. However, during the second quarter, crude oil prices declined driven by increasing supplies, notably from Saudi Arabia and the U.S., and stagnant demand, amid global economic concerns. All told, crude oil prices declined 14.03% during the semi-annual period to end June 2012 at $84.96 per barrel. Natural gas prices, which actually surged during the second calendar quarter on a recovery from very low prices and increased demand, especially for electricity production, still fell 5.52% for the six-month period to $2.833 per million British thermal units (BTUs). Heating oil prices dropped 8.14%. Gasoline prices, though retreating during the second quarter of 2012, rose 1.59% for the semi-annual period overall. In general, many energy-related equities generated negative returns but still outpaced their underlying commodities. For the semi-annual period, major oil companies declined 3.73%, as measured by the NYSE Arca Oil Index6 (XOI), while oil services stocks fell 6.26%, as measured by the Philadelphia Oil Services Index7 (OSX). Natural gas stocks declined 1.07%, as measured by the NYSE Arca Natural Gas Index8 (XNG). Coal prices declined from approximately 12.5% to slightly more than 34% depending on the region during the semi-annual period. Coal stocks, as measured by the Stowe Coal IndexSM9 (TCOAL), declined 24.61%.

Fund Review

Throughout the first half of 2012, we maintained our bottom-up investment strategy of making decisions on an individual security basis rather than from any overarching sector perspective. That said, energy holdings remained a key theme of our strategy.

Energy Holdings
The Fund’s allocation to the energy sub-sector remained relatively steady during the semi-annual period. However, within the Fund’s allocation to energy-related equities, we reduced the Fund’s exposures to oil and natural gas exploration and production companies and to coal companies and increased its allocations to oil services companies, such as oil and gas drillers.

Among the Fund’s energy-related holdings, the top three performers were oil refiners HollyFrontier (3.1% of Fund net assets†) and Western Refining (1.9% of Fund net assets†), which saw their shares advance 57.40% and 68.39%, respectively, during the semi-annual period. Both benefited from differentials in the pricing of West Texas Intermediate (WTI) and Brent crude oil during the six months and from the shutdown of a giant Texas refinery by competitor Motiva Enterprises after a major glitch with a new unit, closing down other units and reducing oil shipments from Saudi Arabia. Strong crack spreads further supported each of these refiners’ share price gains. Crack spreads are the differential between the price of crude oil and petroleum products extracted from it. Shares of HollyFrontier were additionally boosted during the semi-annual period by the company’s announcement of a special dividend distribution and initiation of a share buyback program. Pacific Rubiales Energy (0.2% of Fund net assets†) was another strong contributor to the Fund’s results during the semi-annual period. Its shares were up 15.85% on a positive growth outlook for the company, especially after a better than anticipated report on its Brazilian reserves, and on historically good operations.

Conversely, positions in SM Energy, Halliburton and Anadarko Petroleum (2.2% of Fund net assets, 3.5% of Fund net assets, and 4.2% of Fund net assets, respectively†), whose shares declined 32.77%, 17.27% and 13.05%, respectively, detracted from the Fund’s results during the semi-annual period. Oil and gas exploration and production company SM Energy saw its shares decline on falling NGL (natural gas liquids) prices. Oilfield services giant Halliburton struggled in the face of weak pressure pumping margins in North America. Oil and gas exploration and production company Anadarko Petroleum was weighed upon by several headwinds during the semi-annual period. Putting a cloud over its stock was a $25 billion lawsuit spawned by its 2006 purchase of Kerr-McGee’s oil and gas assets that contends defrauding of the Environmental Protection Agency of money to clean polluted sites. The lawsuit seeks payment for environmental liabilities for these sites. After an internal reorganization, Kerr-McGee spun off its chemicals business and old environmental liabilities under the name Tronox (not held by Fund) beginning in 2005. Soon after the transaction was completed, Anadarko Petroleum offered to buy Kerr-McGee’s oil and gas assets for $18 billion. The lawsuit went to trial in May 2012. Investors also did not favor Anadarko Petroleum’s increased capital expenditures and reduced production guidance during the semi-annual period.

During the semi-annual period, we established new Fund positions in several energy-related holdings. These included oil and gas exploration and production companies Ophir Energy and Gulfport Energy (0.6% and 0.4% of Fund net assets, respectively†) and oil and gas drilling contractor Patterson-UTI Energy (1.0% of Fund net assets†). We eliminated the Fund’s positions during the semi-annual period in oil and gas exploration and production companies Cabot Oil & Gas, QEP Resources and Noble Energy. We bought and sold positions in oil and gas exploration and production company Devon Energy and in oil and gas drilling contractor Nabors Industries during the semi-annual period.

Precious Metals Holdings
The Fund’s allocation to precious metals decreased modestly during the semi-annual period.

Among the Fund’s precious metal holdings, the only position to make a positive, albeit modest, contribution to Fund results during the semi-annual period was SPDR Gold Shares (1.2% of Fund net assets†), an exchange-traded fund (ETF) designed to reflect the performance of the price of gold bullion. Its shares rose 2.11% during the semi-annual period on the rising price of the precious metal.

By contrast, positions in several gold mining companies detracted from the Fund’s results, as higher operating and production costs pressured the industry. Among the biggest disappointments during the semi-annual period were Newmont Mining, IAMGOLD, and Kinross Gold (2.6% of Fund net assets, 1.6% of Fund net assets and 0.9% of Fund net assets, respectively†). Newmont Mining’s shares fell 18.08%, additionally pressured by increased capital expenditures and by uncertainty around its projects in the Congo. Shares of IAMGOLD declined 24.76% on downward revisions of ore grade, reserves and expected

VAN ECK VIP GLOBAL HARD ASSETS FUND

production. Shares of Kinross Gold, down 27.94% for the semi-annual period, were weighed upon by missed earnings per share, revenue and production estimates and on its guidance lower on production and higher cash costs.

During the semi-annual period, we established new Fund positions in Canadian gold mining companies Eldorado Gold and New Gold (1.0% of Fund net assets and 1.2% of Fund net assets, respectively†), and we eliminated the Fund’s holding in Canadian gold miner Agnico-Eagle Mines.

Base and Industrial Metals Holdings
The Fund’s allocation to base and industrial metals remained relatively steady during the semi-annual period. However, within the sub-sector, we modestly decreased the Fund’s exposure to base metals and modestly increased its exposure to steel companies.

The only position within this sub-sector to make a positive contribution to Fund results during the semi-annual period was Rio Tinto (2.4% of Fund net assets†). Rio Tinto is an international diversified base metals mining company based in the United Kingdom. During the semi-annual period, Rio Tinto’s shares declined 0.70%, outpacing both the Fund’s benchmark and the S&P® GSCI Industrial Metals Index on expansion of its mines, boosting of its dividend, and gains in select underlying commodity prices, including copper and zinc.

Among the biggest detractors from the Fund’s results within this sub-sector were U.S. iron ore and coal miner Cliffs Natural Resources (2.0% of Fund net assets†), U.K. diversified metals miner Xstrata (2.6% of Fund net assets†) and Canadian copper miner First Quantum Minerals (2.1% of Fund net assets†), whose shares declined 19.90%, 16.26% and 9.87%, respectively, during the semi-annual period. Shares of Cliffs Natural Resources declined on reduced free cash flow results and a cautious outlook for iron ore prices. Xstrata’s shares fell on talk of a takeover. While merger and acquisition activity often serves as a boost to a company’s shares, in this case, such discussions were detrimental to performance as proposed acquisition prices were lower than expected. Xstrata was also hampered during the semi-annual period by slower copper sales. Shares of First Quantum Minerals were pressured during the semi-annual period by increases in cash costs and lower copper production due both to reduced ore grades at its Kansanshi and Guelb Moghrein mines and to labor-related work stoppages at its Kansanshi mine.

During the semi-annual period, we initiated new Fund positions in diversified metals mining company Freeport-McMoRan Copper & Gold (1.2% of Fund net assets†) and in steel producer United States Steel (0.8% of Fund net assets†). We sold the Fund’s positions in copper miner Antofagasta and diversified minerals company Teck Resources.

Agriculture and Other Holdings
The Fund’s allocation to the agricultural and paper and forest product sub-sectors modestly increased during the period. The Fund held no positions in the alternative energy, chemicals, real estate or utilities sub-sectors during the semi-annual period. At the end of the semi-annual period, the Fund’s cash position was relatively unchanged from year-end 2011.

Among the Fund’s agricultural holdings, agricultural chemicals companies Potash Corp of Saskatchewan and Mosaic (1.9% of Fund net assets and 1.1% of Fund net assets, respectively†) were outstanding performers during the semi-annual period, with share price gains of 6.35% and 8.94%, respectively. Each benefited from strong sub-sector performance and rallying agricultural commodity prices. A position in ethanol plant owner and operator Green Plains Renewable Energy (0.9% of Fund net assets†) disappointed, with its shares dropping 36.07% during the semi-annual period on what we believe to be short-term weakness in ethanol prices.

Among the Fund’s other holdings, building and construction products manufacturer Louisiana-Pacific (1.3% of Fund net assets†) was a strong performer. Its shares surged 34.82% during the semi-annual period on improved strength in housing prices. Internal combustion engine manufacturer Cummins (1.2% of Fund net assets†) also was a standout performer. Its shares rose 10.90% during the semi-annual period on strong North American margins and positive first calendar quarter results. Conversely, a position in engineering services company Jacobs Engineering Group (0.5% of Fund net assets†) detracted from the Fund’s results, as its shares fell 6.70% based on a widely held macro view that global economic growth and infrastructure spending would slow.

* * *

Looking forward to the second half of 2012, we remain particularly enthused about the Fund’s energy positions. Within energy, the Fund continued at the end of the semi-annual period to emphasize several of the same themes it has favored for some time now, as we expect such areas and such names to deliver attractive returns. For example, within the oil services industry, we continued to like Schlumberger (3.9% of Fund net assets†) and Halliburton, as we feel these companies are well positioned for a rebound in the Gulf of Mexico during the second part of 2012. We also like that these oil services companies are levered into international exploration, which has opened up meaningfully with several operations off the east and west coasts of Africa, and have relatively stable North American businesses. Further, these companies were trading at the end of the semi-annual period close to previous troughs as measured by price-to-book value despite their favorable fundamental outlooks. With the return of activity to the deepwater Gulf of Mexico and significant exploration success opening up substantial deepwater basins primarily off East and West Africa, we expect deepwater rig demand to remain firm, leading to higher day rates and longer contracts. Finally, we believe the lack of progress on new builds in Brazil is going to force Petrobras (position sold as of June 30) to tender for numerous third party rigs by year-end 2013 providing additional catalyst to these companies’ performance.

In the exploration and production industry, we continue to seek names exposed to the lowest cost/highest return oil levered basins, primarily the Eagleford and Permian Basins of Texas. Valuations on several of the names in the Fund’s portfolio were, at the end of the semi-annual period, approaching 2P reserve levels at $75 per barrel crude oil despite very favorable production and cash flow growth. (2P reserves are those considered both “proven and probable.”) We also maintained positions in several international exploration companies, which have been quite successful year-to-date through the end of June in Africa and the Middle East. In our view, valuations on these companies remained compelling.

As indicated above, several companies within the refining industry continued to generate strong returns for the Fund during the first half of 2012, and we expect such performance to continue. Given surging production growth in the United States, we expect differentials in prices between Brent crude oil and West Texas Intermediate crude oil to remain wide, leading to substantial free cash flow generation and earnings visibility. In the coal industry, we continued to favor names exposed to Wyoming’s Powder River Basin, which we feel are a great play on rising natural gas prices.

As for precious metals, we anticipate price volatility to continue within the sub-sector, but we believe all the fundamental drivers of a gold bull market remain in place. The global economy continues to struggle under the ongoing weight of a deflationary credit contraction. The uncertain outlook for global economic growth, the potential for further monetary easing and negative real interest rates, the impact these factors may have on fiat currencies, and the high level of financial risk still present are collectively supportive, we believe, of increasing future demand for gold as a safe haven asset and currency alternative. Given the historically low valuations seen at the end of the semi-annual period, we expect that in a rising gold price environment, gold mining equities should appreciate from these low levels and outperform the underlying gold bullion.

In the agricultural sub-sector, markets remained tight at the end of the semi-annual period, and thus we expect commodity price strength to continue.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivative, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs. The Fund is also subject to inflation risk, short sales risk, market risk, non-diversification risk and leverage risk. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

VAN ECK VIP GLOBAL HARD ASSETS FUND

We appreciate your continued investment in the Van Eck VIP Global Hard Assets Fund. We look forward to helping you meet your investment goals in the future.

Investment Team Members:

Charles T. Cameron	Shawn Reynolds
Co-Portfolio Manager	Co-Portfolio Manager

†	All Fund assets referenced are Total Net Assets as of June 30, 2012.

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	The S&P® North American Natural Resources Sector Index (SPGINRTR) includes mining, energy, paper and forest products, and plantation-owning companies.

[2]

UBS Bloomberg Constant Maturity Commodity Index (CMCI) is a rules-based, composite benchmark index diversified across 26 commodities from within five sectors. CMCI is comprised of futures contracts with maturities ranging from around three months to over three years for each commodity, depending on liquidity.

[3]

DAXglobal® Agribusiness Index (DXAG) is a modified market capitalization-weighted index designed to track the movements of securities of companies involved in the agriculture business that are traded on leading global exchanges.

[4]	NYSE Arca Gold Miners Index (GDM) is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

[5]

S&P® GSCI Industrial Metals Index (SPGSINTR) measures performance of the industrial metals sub-sector of the S&P® GSCI Total Return Index (GSCI), which is a world production-weighted commodity index comprised of 24 liquid, exchange-traded futures contracts.

[6]

NYSE Arca Oil Index (XOI) is a price-weighted index designed to measure the performance of the oil industry through changes in the prices of a cross section of widely-held corporations involved in the exploration, production and development of petroleum.

[7]

Philadelphia Oil Services Index (OSX) is a price-weighted index composed of 15 companies that provide oil drilling and production services, oil field equipment support services and geophysical/reservoir services.

[8]

NYSE Arca Natural Gas Index (XNG) is an equal-dollar weighted index designed to measure the performance of highly capitalized companies in the natural gas industry involved primarily in natural gas exploration and production and natural gas pipeline transportation and transmission.

[9]

Stowe Coal IndexSM (TCOAL) is intended to given investors an efficient, modified market capitalization-weighted index designed to track movements of securities of companies involved in the coal industry that are traded on leading global exchanges.

VAN ECK VIP GLOBAL HARD ASSETS FUND

TOP TEN EQUITY HOLDINGS*
June 30, 2012 (unaudited)

Anadarko Petroleum Corp.
(U.S., 4.2%)

Anadarko Petroleum is an oil and gas exploration and production company, with major areas of operation located onshore in the United States, the Gulf of Mexico, Algeria, East and West Africa, and has production in China. The company markets natural gas, oil and natural gas liquids (NGLs), and owns and operates gas gathering and processing systems.

Schlumberger Ltd.
(U.S., 3.9%)

Schlumberger is an oil services company. The company, through its subsidiaries, provides a wide range of services, including technology, project management and information solutions to the international petroleum industry as well as advanced acquisition and data processing surveys.

Halliburton Co.
(U.S., 3.5%)

Halliburton provides energy services and engineering and construction services, as well as manufactures products for the energy industry. The company offers services and products and integrated solutions to customers in the exploration, development, and production of oil and natural gas.

Occidental Petroleum Corp.
(U.S., 3.2%)

Occidental Petroleum explores for, develops, produces and markets crude oil and natural gas. The company also manufactures and markets a variety of basic chemicals, vinyls and performance chemicals. Occidental gathers, treats, processes, transports, stores, trades and markets crude oil, natural gas, NGLs, condensate and carbon dioxide (CO2) and generates and markets power.

HollyFrontier Corp.
(U.S., 3.1%)

HollyFrontier, through its affiliates, refines, transports, stores and markets petroleum products. The company’s refineries produce light products such as gasoline, diesel fuel, and jet fuel which are marketed in the southwestern United States, northern Mexico and Montana.

Cimarex Energy Co.
(U.S., 3.0%)

Cimarex Energy explores for and produces crude oil and natural gas in the United States. The company conducts activities primarily in New Mexico, Texas and Oklahoma.

Pioneer Natural Resources Co.
(U.S., 2.8%)

Pioneer Natural Resources is an independent oil and gas exploration and production company, headquartered in Dallas, Texas, with operations primarily in the United States.

Xstrata PLC
(United Kingdom, 2.6%)

Xstrata, a diversified mining group, explores for and mines copper, coking coal, thermal coal, ferrochrome, vanadium, zinc, gold, lead and silver. The group conducts operations in Australia, South Africa and Argentina.

Newmont Mining Corp.
(U.S., 2.6%)

Newmont Mining acquires, explores and develops mineral properties. The company produces gold from operations in the United States, Australia, Peru, Indonesia, Ghana, Canada, New Zealand and Mexico. Newmont also mines and processes copper in Indonesia.

Whiting Petroleum Corp.
(U.S., 2.5%)

Whiting Petroleum is involved in oil and natural gas exploitation, acquisition, and exploration activities. The company focuses on lower risk, long-lived oil and natural gas properties located primarily in the Gulf Coast/Permian Basin, Rocky Mountains, Michigan, and mid-continent regions of the United States.

*	Percentage of net assets. Portfolio is subject to change.
Company descriptions courtesy of Bloomberg.com.

VAN ECK VIP GLOBAL HARD ASSETS FUND

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 to June 30, 2012.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Van Eck VIP Global Hard Assets Fund

		Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period* January 1, 2012 – June 30, 2012

Initial Class	Actual	$1,000.00	$921.40	$4.83
	Hypothetical**	$1,000.00	$1,019.84	$5.07

Class S	Actual	$1,000.00	$919.90	$6.30
	Hypothetical**	$1,000.00	$1,018.30	$6.62

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2012), of 1.01% on Initial Class, and 1.32% on Class S Shares, multiplied by the average account value over the period, multiplied by 182 and divided by 366 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

VAN ECK VIP GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS
June 30, 2012 (unaudited)

Number of Shares		Value

COMMON STOCKS: 91.3%
Brazil: 0.1%
1,614,800	Brazilian Resources, Inc. (CAD) *#§	$553,950

Canada: 11.7%
343,200	Eldorado Gold Corp. (USD)	4,228,224
476,300	First Quantum Minerals Ltd.	8,420,980
184,900	Goldcorp, Inc. (USD)	6,948,542
557,600	IAMGOLD Corp. (USD)	6,579,680
457,819	Kinross Gold Corp. (USD)	3,731,225
24,704	Kinross Gold Corp. Warrants (CAD 21.30, expiring 09/17/14) *	9,706
488,900	New Gold, Inc. (USD) *	4,644,550
608,000	Osisko Mining Corp. *	4,180,336
33,200	Pacific Rubiales Energy Corp.	703,066
176,500	Potash Corp of Saskatchewan, Inc. (USD)	7,711,285

		47,157,594

China / Hong Kong: 0.4%
1,064,800	Yanzhou Coal Mining Co. Ltd. #	1,677,989

Kuwait: 1.8%
389,060	Kuwait Energy Co. K.S.C.C. *#§Ø	758,478
3,501,549	Kuwait Energy Plc (GBP) *#§Ø	6,639,550

		7,398,028

Norway: 2.2%
249,400	SeaDrill Ltd. #	8,894,969

Switzerland: 2.2%
151,300	Noble Corp. (USD) *	4,921,789
309,600	Weatherford International Ltd. (USD) *	3,910,248

		8,832,037

United Kingdom: 12.6%
3,471,500	Afren Plc *#	5,643,088
15,000	African Minerals Ltd. *#Ø	74,500
287,600	African Minerals Ltd. *#	1,428,407
257,800	BHP Billiton Plc #	7,327,304
145,700	Ensco Plc (USD)	6,843,529
284,400	Ophir Energy Plc *#	2,581,641
74,200	Randgold Resources Ltd. (ADR)	6,678,742
200,300	Rio Tinto Plc (ADR)	9,576,343
846,200	Xstrata Plc #	10,639,617

		50,793,171

United States: 60.3%
101,605	Alpha Natural Resources, Inc. *	884,980
253,600	Anadarko Petroleum Corp.	16,788,320
60,200	Apache Corp.	5,290,978
56,000	Berry Petroleum Co.	2,220,960
231,200	Cameron International Corp. *	9,874,552
223,000	Cimarex Energy Co.	12,291,760
165,300	Cliffs Natural Resources, Inc.	8,147,637
114,900	Cloud Peak Energy, Inc. *	1,942,959
104,650	Concho Resources, Inc. *	8,907,808
246,600	Consol Energy, Inc.	7,457,184
50,400	Cummins, Inc.	4,884,264
144,300	Diamond Offshore Drilling, Inc.	8,532,459
113,500	Dril-Quip, Inc. *	7,444,465
814,070	Far East Energy Corp. *	141,648

Number of Shares		Value

United States: (continued)
419,074	Far East Energy Corp. Warrants (USD 1.25, expiring 12/28/14) *#§	$6,286
145,400	Freeport-McMoRan Copper & Gold, Inc.	4,953,778
56,000	Green Plains Renewable Energy, Inc. *	349,440
79,900	Gulfport Energy Corp. *	1,648,337
501,500	Halliburton Co.	14,237,585
355,800	HollyFrontier Corp.	12,605,994
54,600	Jacobs Engineering Group, Inc. *	2,067,156
166,700	Key Energy Services, Inc. *	1,266,920
487,500	Louisiana-Pacific Corp. *	5,304,000
135,300	National Oilwell Varco, Inc.	8,718,732
121,850	Newfield Exploration Co. *	3,571,423
218,500	Newmont Mining Corp.	10,599,435
151,300	Occidental Petroleum Corp.	12,977,001
280,900	Patterson-UTI Energy, Inc.	4,089,904
93,900	Peabody Energy Corp.	2,302,428
130,300	Pioneer Natural Resources Co.	11,493,763
245,200	Schlumberger Ltd.	15,915,932
181,100	SM Energy Co.	8,893,821
196,100	Steel Dynamics, Inc.	2,304,175
79,900	The Mosaic Co.	4,375,324
158,300	United States Steel Corp.	3,260,980
340,400	Western Refining, Inc.	7,580,708
243,800	Whiting Petroleum Corp. *	10,025,056

		243,358,152

Total Common Stocks (Cost: $395,291,979)		368,665,890

EXCHANGE TRADED FUND: 1.3% (Cost: $3,884,373)
32,200	SPDR Gold Trust *	4,997,118

MONEY MARKET FUND: 6.9% (Cost: $27,955,261)
27,955,261	AIM Treasury Portfolio – Institutional Class	27,955,261

Total Investments: 99.5% (Cost: $427,131,613)		401,618,269
Other assets less liabilities: 0.5%		2,094,571

NET ASSETS: 100.0%		$403,712,840

ADR — American Depositary Receipt CAD — Canadian Dollar GBP — British Pound USD — United States Dollar

*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $46,225,779 which represents 11.5% of net assets.

§	Illiquid Security – the aggregate value of illiquid securities is $7,958,264 which represents 2.0% of net assets.
Ø	Restricted security – the aggregate value of restricted securities is $7,472,528, or 1.9% of net assets.

See Notes to Financial Statements

Restricted securities held by the Fund as of June 30, 2012 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

African Minerals Ltd.	07/02/2009	15,000	$61,444	$74,500	0.0%
Kuwait Energy Co. K.S.C.C.	08/06/2008	389,060	1,176,487	758,478	0.2
Kuwait Energy Plc	12/19/2011	3,501,549	10,588,404	6,639,550	1.7

			$11,826,335	$7,472,528	1.9%

Summary of Investments by Sector (unaudited)	% of Investments	Value

Basic Materials	22.9%	$92,160,900
Energy	59.9	240,589,700
Industrial	3.1	12,255,420
Industrial Metals	4.9	19,469,828
Precious Metals	1.0	4,190,042
Exchange Traded Fund	1.2	4,997,118
Money Market Fund	7.0	27,955,261

	100.0%	$401,618,269

The summary of inputs used to value the Fund’s investments as of June 30, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks
Brazil	$—	$—	$553,950	$553,950
Canada	47,157,594	—	—	47,157,594
China / Hong Kong	—	1,677,989	—	1,677,989
Kuwait	—	—	7,398,028	7,398,028
Norway	—	8,894,969	—	8,894,969
Switzerland	8,832,037	—	—	8,832,037
United Kingdom	23,098,614	27,694,557	—	50,793,171
United States	243,351,866	6,286	—	243,358,152
Exchange Traded Fund	4,997,118	—	—	4,997,118
Money Market Fund	27,955,261	—	—	27,955,261

Total	$355,392,490	$38,273,801	$7,951,978	$401,618,269

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period end June 30, 2012:

Common Stocks

Balance as of 12/31/11	$7,534,691
Realized gain (loss)	—
Change in unrealized appreciation	417,287
Purchases	—
Sales	—
Transfers in and/or out of level 3	—

Balance as of 6/30/12	$7,951,978

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2012:

	Fair Value 6/30/12	Valuation Technique	Unobservable Input (1)	% / Range	Impact to Valuation from an Increase in Input (2)

Common Stocks	$7,951,978	Corporate issuance
		Discounted Cash Flow	Weighted average cost of capital	15.40%	Decrease
		Market comparable companies	Control discount	19.60%	Decrease
			EBITDA Multiple	5.50%	Increase
			Long term revenue growth rate	5.00%	Increase
			Discount for lack of market	0-25%	Decrease

(1)

In determining certain of these inputs, management evaluates a variety of factors including economic condition, industry and market developments, market valuations of comparable companies and company specific developments. EBITDA means Earnings Before Interest Taxes Depreciation and Amortization.

(2)

This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases or decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

See Notes to Financial Statements

VAN ECK VIP GLOBAL HARD ASSETS FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2012 (unaudited)

Assets:
Investments, at value (Cost $427,131,613)	$401,618,269
Cash	29,087
Receivables:
Investments sold	4,114,150
Shares of beneficial interest sold	671,424
Dividends and interest	451,741
Prepaid expenses	928

Total assets	406,885,599

Liabilities:
Payables:
Investments purchased	1,701,015
Shares of beneficial interest redeemed	496,661
Due to Adviser	324,220
Due to Distributor	11,188
Deferred Trustee fees	156,975
Accrued expenses	482,700

Total liabilities	3,172,759

NET ASSETS	$403,712,840

Initial Class Shares:
Net Assets	$345,372,101

Shares of beneficial interest outstanding	13,089,660

Net asset value, redemption and offering price per share	$26.39

Class S Shares:
Net Assets	$58,340,739

Shares of beneficial interest outstanding	2,265,301

Net asset value, redemption and offering price per share	$25.75

Net Assets consist of:
Aggregate paid in capital	$250,717,857
Net unrealized depreciation	(25,515,788)
Accumulated net investment loss	(8,977,238)
Accumulated net realized gain	187,488,009

$403,712,840

See Notes to Financial Statements

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2012 (unaudited)

Income:
Dividends (net of foreign taxes withheld of $68,170)		$4,027,848

Expenses:
Management fees	$3,054,926
Distribution fees – Class S Shares	68,230
Transfer agent fees – Initial Class Shares	27,782
Transfer agent fees – Class R1 Shares (a)	4,448
Transfer agent fees – Class S Shares	11,139
Custodian fees	49,712
Professional fees	62,576
Reports to shareholders	63,096
Insurance	15,555
Trustees’ fees and expenses	35,752
Other	5,272

Total expenses	3,398,488

Net investment income		629,360

Net realized gain (loss) on:
Investments		11,609,934
In-kind redemptions		184,587,284
Foreign currency transactions and foreign denominated assets and liabilities		(24,707)

Net realized gain		196,172,511

Change in net unrealized depreciation on:
Investments		(147,352,045)
Foreign currency transactions and foreign denominated assets and liabilities		(3,435)

Change in net unrealized depreciation		(147,355,480)

Net Increase in Net Assets Resulting from Operations		$49,446,391

(a)          The Fund closed Class R1 Shares as of the close of business April 30, 2012 (See Note 1).

See Notes to Financial Statements

VAN ECK VIP GLOBAL HARD ASSETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2012	Year Ended December 31, 2011

	(unaudited)
Operations:
Net investment income	$629,360	$1,313,730
Net realized gain	196,172,511	86,385,138
Net change in unrealized depreciation	(147,355,480)	(303,973,493)

Net increase (decrease) in net assets resulting from operations	49,446,391	(216,274,625)

Dividends and Distributions to shareholders from:
Net investment income
Initial Class Shares	—	(13,120,525)
Class R1 Shares	—	(1,392,680)
Class S Shares	—	(279,746)

	—	(14,792,951)

Net realized gains
Initial Class Shares	(69,128,966)	(14,048,863)
Class R1 Shares	(7,810,105)	(1,498,287)
Class S Shares	(3,742,162)	(337,778)

	(80,681,233)	(15,884,928)

Total dividends and distributions	(80,681,233)	(30,677,879)

Share transactions*:
Proceeds from sale of shares
Initial Class Shares	48,570,044	143,462,639
Class R1 Shares	5,724,859	37,050,342
Class S Shares	21,195,290	49,987,527

	75,490,193	230,500,508

Transfer from conversion (a)
Initial Class Shares	110,034,621	—
Class R1 Shares	(110,034,621)	—

	—	—

Reinvestment of dividends and distributions
Initial Class Shares	69,128,959	27,169,388
Class R1 Shares	7,810,105	2,890,967
Class S Shares	3,742,163	617,524

	80,681,227	30,677,879

Cost of shares redeemed
Initial Class Shares	(788,886,291)	(194,119,546)
Class R1 Shares	(6,535,374)	(30,814,312)
Class S Shares	(5,537,554)	(18,002,752)
Redemption fees	7,295	52,195

	(800,951,924)	(242,884,415)

Net increase (decrease) in net assets resulting from share transactions	(644,780,504)	18,293,972

Total decrease in net assets	(676,015,346)	(228,658,532)
Net Assets:
Beginning of period	1,079,728,186	1,308,386,718

End of period (including accumulated net investment loss of ($8,977,238) and ($9,606,598), respectively)	$403,712,840	$1,079,728,186

* Shares of beneficial interest issued, reinvested and redeemed
(unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	1,569,087	4,008,436
Shares transferred (a)	3,644,737	—
Shares reinvested	2,219,228	727,817
Shares redeemed	(24,476,567)	(5,456,975)

Net decrease	(17,043,515)	(720,722)

Class R1 Shares:
Shares sold	182,142	1,003,978
Shares transferred (a)	(3,649,573)	—
Shares reinvested	250,485	77,402
Shares redeemed	(203,551)	(877,182)

Net increase (decrease)	(3,420,497)	204,198

Class S Shares:
Shares sold	744,002	1,407,324
Shares reinvested	122,976	16,849
Shares redeemed	(190,516)	(513,491)

Net increase	676,462	910,682

(a) At the close of business on April 30, 2012, the fund closed the Class R1 Shares and all outstanding Class R1 Shares were converted to Initial Class Shares.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Initial Class Shares

	For the Six Months Ended June 30, 2012
			Year Ended December 31,

			2011	2010		2009	2008	2007

	(unaudited)
Net asset value, beginning of period	$30.75		$37.67	$29.26		$18.75	$41.19	$32.71

Income from investment operations:
Net investment income (loss)	0.03	(d)	0.04 (d)	(0.01)		(0.03)	0.11	(0.02)
Net realized and unrealized gain (loss) on investments	(2.10)		(6.09)	8.52		10.72	(16.53)	12.94

Total from investment operations	(2.07)		(6.05)	8.51		10.69	(16.42)	12.92

Less dividends and distributions from:
Net investment income	—		(0.42)	(0.11)		(0.06)	(0.11)	(0.05)
Net realized gains	(2.29)		(0.45)	—		(0.12)	(5.91)	(4.39)

Total dividends and distributions	(2.29)		(0.87)	(0.11)		(0.18)	(6.02)	(4.44)

Settlement payments from unaffiliated third parties	—		—	0.01		—	—	—

Redemption fees	—	(b)	— (b)	—	(b)	— (b)	— (b)	— (b)

Net asset value, end of period	$26.39		$30.75	$37.67		$29.26	$18.75	$41.19

Total return (a)	(7.86	)%(e)	(16.45)%	29.23	%(c)	57.54%	(46.12)%	45.36%

Ratios/Supplemental Data
Net Assets, end of period (000’s)	$345,372		$926,630	$1,162,125		$897,073	$541,777	$1,031,487
Ratio of gross expenses to average net assets	1.01	%(f)	0.92%	0.97%		1.10%	0.99%	1.01%
Ratio of net expenses to average net assets	1.01	%(f)	0.92%	0.97%		1.10%	0.99%	1.01%
Ratio of net expenses, excluding interest expense, to average net assets	1.01	%(f)	0.92%	0.97%		1.09%	0.99%	1.00%
Ratio of net investment income (loss) to average net assets	0.20	%(f)	0.11%	(0.05)%		(0.15)%	0.28%	(0.09)%
Portfolio turnover rate	18	%(e)	38%	70%		105%	76%	94%

	Class S Shares

	For the Six Months Ended June 30, 2012
			Year Ended December 31,

			2011		2010		2009	2008	2007

	(unaudited)
Net asset value, beginning of period	$30.10		$36.95		$28.80		$18.53	$41.05	$32.72

Income from investment operations:
Net investment income (loss)	0.03	(d)	(0.06	)(d)	0.05		(0.06)	0.05	(0.03)
Net realized and unrealized gain (loss) on investments	(2.09)		(5.96)		8.17		10.51	(16.44)	12.80

Total from investment operations	(2.06)		(6.02)		8.22		10.45	(16.39)	12.77

Less dividends and distributions from:
Net investment income	—		(0.38)		(0.08)		(0.06)	(0.22)	(0.05)
Net realized gains	(2.29)		(0.45)		—		(0.12)	(5.91)	(4.39)

Total dividends and distributions	(2.29)		(0.83)		(0.08)		(0.18)	(6.13)	(4.44)

Settlement payments from unaffiliated third parties	—		—		0.01		—	—	—

Redemption fees	—	(b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Net asset value, end of period	$25.75		$30.10		$36.95		$28.80	$18.53	$41.05

Total return (a)	(8.01	)%(e)	(16.69)%		28.67	%(c)	56.92%	(46.35)%	44.83%

Ratios/Supplemental Data
Net Assets, end of period (000’s)	$58,341		$47,818		$25,061		$3,899	$387	$681
Ratio of gross expenses to average net assets	1.32	%(f)	1.26%		1.36%		2.24%	2.90%	5.79%
Ratio of net expenses to average net assets	1.32	%(f)	1.26%		1.36%		1.44%	1.31%	1.20%
Ratio of net expenses, excluding interest expense, to average net assets	1.32	%(f)	1.26%		1.36%		1.44%	1.30%	1.19%
Ratio of net investment income (loss) to average net assets	0.22	%(f)	(0.18)%		(0.39)%		(0.73)%	(0.02)%	(0.30)%
Portfolio turnover rate	18	%(e)	38%		70%		105%	76%	94%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Amount represents less than $0.005 per share
(c)	For the year ended December 31, 2010, the Fund received settlement payments from unaffiliated third parties which represented 0.04% of the Initial Class Shares and Class S Shares total return.
(d)	Calculated based upon average shares outstanding.
(e)	Not annualized.
(f)	Annualized.

See Notes to Financial Statements

VAN ECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS
June 30, 2012 (unaudited)

Note 1—Fund Organization—Van Eck VIP Trust, (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Global Hard Assets Fund, (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing primarily in hard asset securities. The Fund offers two classes of shares: Initial Class Shares and Class S Shares. The two classes are identical except Class S Shares are subject to a distribution fee. At the close of business on April 30, 2012, the Fund closed the Class R1 Shares and all Class R1 Shares outstanding were converted to Initial Class Shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.

Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. market, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assumes the financial instrument were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments as well as a table that reconciles the valuation of the Fund’s Level 3 investments, if applicable, is located in the Schedule of Investments.

B.

Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.

Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

F.

Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

G.

Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivatives instruments and hedging activities. The Fund had no derivatives outstanding during the period ended June 30, 2012.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) on forward foreign currency contracts and foreign currency transactions. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund had no outstanding forward foreign currency contracts during the period ended June 30, 2012.

H.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments. The Fund received regulatory settlement payments during 2010 from unaffiliated third parties which is included in the Financial Highlights. The Fund received redemption fees from Class R1 Shares prior to its closing on April 30, 2012. These amounts are reflected in the Financial Highlights.

Income, expenses (excluding class-specific expenses), realized, and unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

VAN ECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS
June 30, 2012 (continued)

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% on the first $500 million of average daily net assets, 0.90% on the next $250 million of average daily net assets and 0.70% on the average daily net assets in excess of $750 million. The Adviser has agreed to, at least until May 1, 2013, waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses exceeding 1.20% for the Initial Class Shares and 1.45% for the Class S Shares. For the period ended June 30, 2012, no management fees were waived nor were any expenses assumed by the Adviser. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, (the “Distributor”).

Note 4—12b-1 Plans of Distribution—The Fund and the Distributor are parties to a distribution agreement dated May 1, 2006. The Fund has adopted a Distribution Plan (the “Plan”) for Class S Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid in any one year is 0.25% of average daily net assets for Class S Shares.

Note 5—Investments—For the period ended June 30, 2012, the cost of purchases and proceeds from sales of investments, other than U.S. government securities, in-kind transactions and short-term obligations, aggregated $108,173,688 and $761,361,909, respectively.

Note 6—In-Kind Transactions—For the period ended June 30, 2012, the Fund had in-kind redemptions totaling $638,104,820.

Note 7—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at June 30, 2012 was $445,200,796 and net unrealized depreciation aggregated $43,582,527 of which $38,815,871 related to appreciated securities and $82,398,398 related to depreciated securities.

At December 31, 2011, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$17,791,996
Undistributed long-term capital gains	70,289,399
Other temporary difference	(168,482)
Unrealized appreciation	96,316,912

Total	$184,229,825

The tax character of dividends and distributions paid to shareholders were as follows:

	Period Ended June 30, 2012	Year Ended December 31, 2011

Ordinary income	$10,384,364	$14,792,951
Long-term capital gains	70,296,869	15,884,929

Total	$80,681,233	$30,677,880

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (tax years ended December 31, 2008-2011), or expected to be taken in the Fund’s current tax year. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Note 8—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

At June 30, 2012, the aggregate shareholder accounts of which three insurance company owns approximately 57%, 22% and 5% of the Initial Class Shares and four insurance companies own approximately 67%, 13%, 8% and 7% of the Class S Shares.

Note 9—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 10—Bank Line of Credit—The Trust may participate with Van Eck Funds (collectively the “VE/VIP Funds”) in a $20 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. The VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2012, the Fund had no borrowings under the Facility.

Note 11—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During the period ended June 30, 2012, there was no securities lending activity.

Note 12—Custodian Fees—The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the period ended June 30, 2012, there were no offsets of custodial fees.

Note 13—Recent Accounting Pronouncements—In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities, which requires an entity to make additional disclosures about offsetting assets and liabilities and related arrangements. The new guidance seeks to enhance disclosures by requiring improved information about financial instruments and derivatives instruments that are either: (1) offset in according with GAAP, or (2) subject to enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with GAAP. The new guidance is effective for periods beginning on or after January 1, 2013. Management is currently evaluating the implications of this change and its impact on the Funds’ financial statements.

Note 14—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

VAN ECK VIP GLOBAL HARD ASSETS FUND

APPROVAL OF ADVISORY AGREEMENT

Approval of Advisory Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if its continuance is approved, at least annually, by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act, cast in person at a meeting called for the purpose of considering such approval. On June 29, 2012, the Board of Trustees (the “Board”) of Van Eck VIP Trust (the “Trust”), which is comprised exclusively of trustees who are not “interested persons” of the Trust, voted to approve continuation of the existing advisory agreement for the Fund. Information regarding the material factors considered and related conclusions of the Board in approving continuation of the agreement for the Fund is set forth below.

In considering the renewal of the Fund’s investment advisory agreement with Van Eck Associates Corporation (the “Adviser”), the Board reviewed and considered information that had been provided by the Adviser throughout the year at regular Board meetings, as well as information requested by the Board and furnished by the Adviser for the meetings of the Board held on May 25, 2012 and June 28 and 29, 2012 to specifically consider the renewal of the Fund’s investment advisory agreement. This information included, among other things, the following:

▪	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plan with respect to its mutual fund operations;

▪	The Adviser’s consolidated financial statements for the past three fiscal years;

▪	A description of the advisory agreement with the Fund, its terms and the services provided thereunder;

▪

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

▪

Presentations by the Adviser’s key investment personnel with respect to the Adviser’s investment strategies and general investment outlook in relevant markets, and the resources available to support the implementation of such investment strategies;

▪

A report prepared by an independent consultant comparing the Fund’s investment performance with respect to a representative class of shares of the Fund (including standard deviations and Sharpe ratios) for the one-, three-, five-and ten-year periods ended March 31, 2012 with those of (i) a universe of funds selected by the independent consultant with similar portfolio holding characteristics and the same share class and operational characteristics as the Fund (the “Category”) and (ii) a sub-group of funds selected from the Category by the independent consultant with similar investment style, expense structure and asset size as the Fund (the “Peer Group”);

▪

A report prepared by an independent consultant comparing the advisory fees and other expenses with respect to a representative class of shares of the Fund during its fiscal year ended December 31, 2011 with those of (i) the Category and (ii) the Peer Group;

▪	An analysis of the profitability of the Adviser with respect to the services it provides to the Fund and the Van Eck complex of mutual funds as a whole;

▪

Information regarding other accounts and investment vehicles managed by the Adviser, including the types of accounts, the fees charged by the Adviser for managing the accounts, the material differences between the nature of services provided for the Fund as compared to the other accounts, the other accounts investment strategies, the net assets under management in each such account and vehicle, and the individuals that are performing investment management functions with respect to each such account and vehicle;

▪

Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Fund, and reports regarding a variety of compliance-related issues;

▪	Information with respect to the Adviser’s brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars; and

▪	Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In considering whether to approve the investment advisory agreement, the Board evaluated the following factors: (1) the quality, nature, cost and character of the investment management as well as the administrative and other non-investment management services provided by the Adviser and its affiliates; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein; (4) the Adviser’s willingness to reduce the cost of the Fund to shareholders from time to time by means of waiving a portion of its advisory fees or paying expenses of the Fund or by reducing fees from time to time; (5) the services, procedures and processes used to determine the value of Fund assets, and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (7) the responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the Securities and Exchange Commission; (8) the Adviser’s record of compliance with its policies and procedures; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund.

The Board considered the fact that the Adviser is managing other investment products and vehicles, including exchange-traded funds, hedge funds and separate accounts, that invest in the same financial markets and may be managed by the same investment professionals according to a similar investment strategy as the Fund. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

The performance data and the advisory fee and expense ratio data described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is for periods on an annualized basis ended March 31, 2012, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2011.

In considering the Fund’s performance, the Board noted that the Fund’s annualized returns outperformed those of its Category and Peer Group medians over the three-, five- and ten-year periods, but underperformed those of its Category and Peer Group medians over the one-year period. The Board concluded that the overall performance of the Fund is satisfactory. With respect to the Fund’s fees and expenses, the Board noted that while the Fund’s advisory fee was higher than the median advisory fee of its Category and Peer Group, the Fund’s total expense ratio, net of waivers or reimbursements, was lower than the median expense ratio of its Category and equal to the median expense ratio of its Peer Group. The Board also noted that the Adviser has agreed to waive or to reimburse expenses through April 2013 to the extent necessary to maintain an agreed upon expense ratio. The Board concluded that the advisory fee charged to the Fund is reasonable.

The Board considered the profits, if any, realized by the Adviser from managing the Fund, in light of the services rendered and the costs associated with providing such services, and concluded that the profits realized by the Adviser from managing the Fund are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as the Fund grows, and whether the Fund’s fee reflects these economies of scale for the benefit of shareholders. The Board concluded that the advisory fee breakpoints in place will allow the Fund to continue to share in the benefits of economies of scale in the future as the Fund grows.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreement, including the fee structure (described herein), is in the interests of shareholders, and accordingly, the Board approved the continuation of the advisory agreement for an additional one-year period.

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
335 Madison Avenue, New York, NY 10017
vaneck.com
Account Assistance:	800.544.4653

vaneck.com
VIPGHASAR

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No changes.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck VIP Global Hard Assets Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act)
     provide reasonable assurances that material information relating to the Van
     Eck VIP Global Hard Assets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK VIP TRUST - VAN ECK VIP GLOBAL HARD ASSETS FUND

By (Signature and Title) /s/ John J. Crimmins, VP & CFO
                         -----------------------------------
Date  September 4, 2012
     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        -------------------------
Date  September 4, 2012
     ------------------

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                        -----------------------------------------

Date  September 4, 2012
     ------------------